UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20349

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 8, 2008

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(703) 522-1315

NOT APPLICABLE

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On August 8, 2008, The AES Corporation issued a press release announcing its financial results for the quarter ended June 30, 2008 and revising certain elements of its 2008 guidance. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.  Such information is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 7.01  Regulation FD Disclosure.

On August 8, 2008, The AES Corporation issued a press release announcing its financial results for the quarter ended June 30, 2008 and revising certain elements of its 2008 guidance. A copy of the press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.  Such information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release issued by The AES Corporation, dated August 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: August 8, 2008	By:	/s/ Victoria D. Harker
		Name:	Victoria D. Harker
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release issued by The AES Corporation, dated August 8, 2008.